                                                                   EXHIBIT 10.03


================================================================================


                                 AMENDMENT NO. 1

                                       TO

                       SERVICING RIGHTS PURCHASE AGREEMENT



                                 by and between



                             OCWEN FEDERAL BANK FSB
                                   (Purchaser)


                                       and



                         METWEST MORTGAGE SERVICES, INC.
                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.
                      WESTERN UNITED LIFE ASSURANCE COMPANY
                             SUMMIT SECURITIES, INC.
                       OLD STANDARD LIFE INSURANCE COMPANY
                   OLD WEST ANNUITY AND LIFE INSURANCE COMPANY
                                    (Sellers)



                            Dated as of May 11, 2001


================================================================================

                               AMENDMENT NO. 1 TO
                       SERVICING RIGHTS PURCHASE AGREEMENT


         This AMENDMENT NO. 1, dated as of May 11, 2001 (this "Amendment"), to the SERVICING RIGHTS PURCHASE AGREEMENT (the "Agreement") dated as of April 1, 2001, between METWEST MORTGAGE SERVICES, INC., a Washington corporation ("Metwest"), METROPOLITAN MORTGAGE & SECURITIES CO., INC., a Washington corporation ("Metropolitan"), WESTERN UNITED LIFE ASSURANCE COMPANY, a Washington insurance corporation ("Western"), SUMMIT SECURITIES INC., an Idaho corporation ("Summit"), OLD STANDARD LIFE INSURANCE COMPANY, an Idaho insurance corporation ("Old Standard") and OLD WEST ANNUITY & LIFE INSURANCE COMPANY, an Arizona insurance corporation (each a "Seller" and collectively the "Sellers") and OCWEN FEDERAL BANK FSB, a federally chartered savings bank (the "Purchaser").

         WHEREAS, the Agreement provided for the sale and purchase of the Servicing Rights related to the Securitized Portfolio on or prior to the related Transfer Date, but no later than June 2, 2001, subject to satisfaction of certain conditions by Metwest;

         WHEREAS, certain conditions necessary for the sale and purchase of the Servicing Rights relating to a portion of the Securitized Portfolio may not be satisfied by the related Transfer Date (such portion, the "Subservicing Portfolio");

         WHEREAS, Metwest and the Purchaser desire to effect the servicing transfer and payment of the related Purchase Price on the related Transfer Date with respect to the Securitized Portfolio, including the Subservicing Portfolio, although the actual Servicing Rights with respect to the Subservicing Portfolio will not be transferred to the Purchaser until such time that the necessary conditions set forth in the Agreement have been satisfied;

         WHEREAS, the Sellers and the Purchaser desire that the Purchaser continue to act as subservicer with respect to the Subservicing Portfolio in accordance with the Agreement until such time that such conditions are satisfied to transfer the Servicing Rights with respect to all or some of such Subservicing Portfolio to the Purchaser; and

         WHEREAS, the Sellers and the Purchaser desire to amend the Agreement to set forth additional terms and agreements of the parties with respect to the foregoing and certain related matters;

         NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A. DEFINITIONS.

         Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

B. AMENDMENTS TO AGREEMENT.

         1. (i) Section 1.01 of the Agreement is hereby amended by deleting the definitions of "Purchase Date" and "Transfer Date" and substituting therefor the following:

                  (a) "PURCHASE DATE": With respect to the Non-Securitized Portfolio, the Closing Date and with respect to the Securitized Portfolio, the Transfer Date related to the Securitized Portfolio or such other date mutually agreed to by the Purchaser and Metwest.

                  (b) "TRANSFER DATE": With respect to an Asset, the date on which the physical servicing of the Asset is transferred to the Purchaser pursuant to this Agreement, which date shall be, in the case of the Securitized Portfolio, the close of business on June 1, 2001, and in the case of the Non-Securitized Portfolio, July 1, 2001, in each case unless otherwise mutually agreed to by the related Sellers and the Purchaser.

                  (ii) Section 1.01 of the Agreement is hereby amended by adding the following definition:

                  "SUBSERVICING PORTFOLIO": That portion of the Securitized Portfolio for which all of the conditions necessary for the sale and purchase of the Servicing Rights are not satisfied by the related Transfer Date.

         2. Section 2.01(b) of the Agreement is hereby amended by deleting that section in its entirety and substituting therefor the following:

                  (b) Securitized Portfolio. Subject to the terms and provisions of this Agreement, Metwest hereby agrees to use its best efforts to satisfy by the related Purchase Date the conditions set forth in this Agreement to the purchase by the Purchaser of the Servicing Rights relating to the Securitized Portfolio and to sell, transfer, assign, convey and set over such Servicing Rights to the Purchaser, in each case as of such Purchase Date or as soon thereafter as reasonably practicable. In the event the conditions set forth in the Agreement for the purchase of the Servicing Rights relating to one or more Pools in the Securitized Portfolio are not satisfied as of the related Purchase Date, the Purchaser shall continue to act as subservicer with respect to each Pool remaining in the Subservicing Portfolio following such Purchase Date in accordance with Section 2.05 until such time that the conditions set forth in this Agreement for transferring the Servicing Rights relating to any such Pool are satisfied and the Servicing Rights are transferred to the Purchaser in accordance with this Agreement. Metwest shall cause the transfer and assignment of the Servicing Rights relating to any Pool in the Subservicing Portfolio to the Purchaser as soon as reasonably practicable following the satisfaction of the conditions set forth in this Agreement for transferring such Servicing Rights. To effect the transfer of the Servicing Rights relating to a Pool, Metwest shall cause the necessary amendments to the related P&S Agreement to be executed and Metwest and the Purchaser shall execute an Assignment and Assumption Agreement relating to such Pool and P&S Agreement.

                  On the Purchase Date for the Securitized Portfolio, subject to the terms and provisions of this Agreement, the Purchaser will pay to Metwest the entire Purchase Price for the Securitized Portfolio, regardless of whether the conditions set forth in this Agreement for the purchase of the Servicing Rights relating to any Pool in the Securitized Portfolio are satisfied and the related Servicing Rights are transferred on such Purchase Date. Such Purchase Price shall be payable to Metwest in immediately available funds on the Purchase Date for the Securitized Portfolio and shall represent consideration for the sale of the Servicing Rights relating to the Securitized Portfolio and for the subservicing arrangement set forth in Section 2.05 with respect to the Subservicing Portfolio. Upon the transfer to the Purchaser of the Servicing Rights relating to a Pool in the Securitized Portfolio pursuant to this Agreement, the Purchaser shall service the Loans in such Pool in accordance with the related P&S Agreement and during such time that such Pool is in the Subservicing Portfolio, the Purchaser shall act as subservicer of the related Loans pursuant to Section 2.05.

         3. Section 2.01(c) of the Agreement is hereby amended by deleting that section in its entirety and replacing it with the following:

                  (c) [Reserved]

         4. Section 2.04(a)(v) of the Agreement is hereby amended by inserting at the end of such clause the following:

                  provided, however, that in the event that Metwest is unable to obtain through its best efforts the consent of the required certificateholders for one or more Pools as of the Purchase Date, then Metwest shall use its best efforts to cause the Amendments and documents in clause (B) relating to such Pools to be delivered to the Purchaser as soon thereafter as reasonably practical;

         5. Section 2.05 of the Agreement is hereby amended by (i) deleting in clause (a) the words "on the related Purchase Date" and substituting therefor the words "in accordance with this Agreement" and (ii) adding at the end of such section the following sentence:

                  The parties acknowledge that Section 6.01 shall no longer be applicable to the Securitized Portfolio following the Purchase Date for the Securitized Portfolio.

         6. Article II of the Agreement is hereby amended by adding the following Section 2.06:

                  Section 2.06 Termination Fee with respect to the Subservicing Portfolio.

                  (a) In the event the Purchaser is terminated as subservicer without cause on its part with respect to any Pools in the Subservicing Portfolio following the Purchase Date for the Securitization Portfolio (other than in connection with the transfer of the related Servicing Rights to the Purchaser), Metwest shall (i) pay to the Purchaser a termination fee or liquidated damages ("Termination Fee") relating to such Pools equal to the applicable amount set forth on Schedule E and
                  (ii) reimburse the Purchaser for all unreimbursed Advances made or reimbursed by the Purchaser with respect to such Pools. Notwithstanding the foregoing, in the event Metwest elects to sell, transfer or assign the Servicing Rights with respect to one or more Pools in the Subservicing Portfolio, Metwest shall, at the option of the Purchaser, transfer, sell and assign the Servicing Rights with respect to such Pools to the Purchaser in consideration for the Purchaser releasing Metwest from its obligation to pay the Termination Fee and reimburse the Purchaser for unreimbursed Advances as provided above.

                  (b) To secure its obligation to pay the foregoing Termination Fee and reimbursement of Advances, Metwest shall prior to the Purchase Date for the Securitized Portfolio (i) enter into a security or pledge agreement ("Security Agreement") mutually acceptable to the Purchaser and Metwest pursuant to which Metwest shall pledge a first priority security interest in (A) the Servicing Rights relating to the Pools in the Subservicing Portfolio and (B) certain residual securities (the "Residual Securities") acceptable to the Purchaser relating to the Pools in the Subservicing Portfolio and

                  (ii) deliver to an escrow or collateral agent mutually acceptable to the Purchaser and Metwest (the "Bailee") the Residual Securities and related bond powers and other documents required from Metwest or the current holder in order to transfer the Residual Securities, such documents to be held by the Bailee pursuant to the Security Agreement or a separate escrow or collateral agreement (the "Escrow Agreement") mutually acceptable to the Purchaser and Metwest. The Escrow Agreement shall set forth the terms under which the Residual Securities and related proceeds will be held and released but, in any event, shall provide for the release of any remaining Residual Securities and related proceeds held in escrow upon the earlier to occur of April 1, 2006 or such time when no assets remain in the Subservicing Portfolio.

         7. Sections 4.01(a)(i) and (b)(i) of the Agreement are hereby amended by deleting the first parenthetical under each section and substituting therefor the following:

                  (with respect to the Securitized Portfolio, to be delivered upon the transfer of the related Servicing Rights to the Purchaser)

         8. Section 4.01(a)(v) of the Agreement is hereby amended by deleting that section in its entirety and replacing it with the following:

                  (v) All of the consents required pursuant to Section 7.02 as of the dates specified therein.

         9. Sections 4.10, 6.02 and 7.02 of the Agreement are hereby amended by inserting after each use of the term "Purchase Date" the following parenthetical:

                  (or in the case of the Subservicing Portfolio, such later date on which the Servicing Rights are transferred to the Purchaser pursuant to this Agreement)

         10. The Agreement is hereby amended by adding a Schedule E attached hereto.

C. AMENDMENT TO AGREEMENT TO SELL SERVICING RIGHTS. The Agreement to Sell Servicing Rights is hereby amended by adding the following Section 3.9:

                  Section 3.9 Subservicing Portfolio.

                  (a) Notwithstanding any provision in this Agreement to the contrary, references to the Servicing Rights Purchase Agreement shall be to the Servicing Rights Purchase Agreement, as amended from time to time.

                  (b) Notwithstanding any provision in this Agreement to the contrary, with respect to Pools in the Subservicing Portfolio, the parties hereto agree that Ocwen shall have no right to sell the Servicing Rights relating to such Pools pursuant to this Agreement (until such time that the Servicing Rights are transferred to Ocwen), but Ocwen agrees that it may be terminated as subservicer with respect to one or more such Pools by Metwest without cause upon thirty (30) days prior written notice and payment of a termination fee equal to the related Purchase Price. The parties agree that all other provisions relating to the purchase of Servicing Rights shall be deemed to also apply to the termination of Ocwen as subservicer in accordance with the foregoing.

D. EFFECT OF AMENDMENT. It is the intention of the parties that this Amendment together with the Agreement, the exhibits and schedules to the Agreement, constitute the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, except as otherwise expressly provided herein and in the Agreement.

E. BINDING EFFECT. The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

F. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but on and the same instrument.



                     [SIGNATURES COMMENCE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Servicing Rights Purchase Agreement to be executed by their duly authorized officers as of the date first above written.

                                        OCWEN FEDERAL BANK FSB
                                        (Purchaser)

                                        By: /s/ RONALD M. FARIS
                                           -------------------------------------
                                        Name: Ronald M. Faris
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------


                                        METWEST MORTGAGE SERVICES, INC.
                                        (Seller)

                                        By: /s/ MICHAEL AGOSTINELLI
                                           -------------------------------------
                                        Name: Michael Agostinelli
                                             -----------------------------------
                                        Title: Corporate Counsel
                                              ----------------------------------


                                        METROPOLITAN MORTGAGE & SECURITIES CO.,
                                        INC.
                                        (Seller)

                                        By: /s/ MICHAEL AGOSTINELLI
                                           -------------------------------------
                                        Name: Michael Agostinelli
                                             -----------------------------------
                                        Title: Corporate Counsel
                                              ----------------------------------


                                        WESTERN UNITED LIFE ASSURANCE COMPANY
                                        (Seller)

                                        By: /s/ MICHAEL AGOSTINELLI
                                           -------------------------------------
                                        Name: Michael Agostinelli
                                             -----------------------------------
                                        Title: Corporate Counsel
                                              ----------------------------------


                                        SUMMIT SECURITIES, INC.
                                        (Seller)

                                        By: /s/ TOM TURNER
                                           -------------------------------------
                                        Name: Tom Turner
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------

                                       OLD STANDARD LIFE INSURANCE COMPANY
                                       (Seller)

                                       By: /s/ TOM TURNER
                                          --------------------------------------
                                       Name: Tom Turner
                                            ------------------------------------
                                       Title: Vice President Secretary Treasurer
                                             -----------------------------------


                                       OLD WEST ANNUITY AND LIFE INSURANCE
                                       COMPANY
                                       (Seller)

                                       By: /s/ TOM TURNER
                                          --------------------------------------
                                       Name: Tom Turner
                                            ------------------------------------
                                       Title: Secretary Treasurer
                                             -----------------------------------

                                   SCHEDULE E

SECURITIZED PORTFOLIO

                                                                       REPURCHASE PRICES
POOL                            UPB            LOANS          YEAR 1         YEAR 2         YEAR 3         YEAR 4         YEAR 5
----                        ------------    ------------    ----------     ----------     ----------     ----------     ----------
Metro 96-1 & 96-A             77,418,465           2,348        0.5845%        0.5588%        0.5545%        0.5195%        0.4987%
Metro 97-B                    66,854,677           1,673        0.1512%        0.1356%        0.1125%        0.0943%        0.0615%
Metro 98-A & 98-B            207,716,154           4,156        0.2105%        0.1976%        0.2161%        0.1790%        0.1185%
Metro 99-A & 99-B            243,705,090           3,892        0.5373%        0.4672%        0.4543%        0.4227%        0.3993%
Metro 99-C                    36,933,111             908        0.8118%        0.7694%        0.7357%        0.6668%        0.5990%
Metro 99-D                   119,604,888           1,798        0.7845%        0.7248%        0.6977%        0.6367%        0.5771%
Metro 2000-A & 2000-B        408,308,645           5,226        0.8371%        0.7011%        0.6435%        0.5859%        0.5341%
Metro Timeshare 97-A           6,759,201           2,045        0.1512%        0.0000%        0.0000%        0.0000%        0.0000%